SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ X ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-12

                       BOULDER GROWTH & INCOME FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                               Stephen C. Miller
                           2344 Spruce Street, Suite A
                            Boulder, Colorado 80302
                                 (303) 444-5483
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.

[   ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transactions applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[   ]    Fee paid previously with preliminary materials.

[   ]     Check box if any  part of the fee is offset as  provided  by  Exchange
          Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

[GRAPHIC OMITTED]                             BOULDER GROWTH & INCOME FUND, INC.
BOULDER FUNDS                                        2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on __________, 2010


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), will be held at ___________________ at 9:00 a.m., __________ Daylight Time (local time), on
_________, 2010, to consider and vote on the following Proposals, all of which are more fully described in the accompanying Proxy Statement:

     1.   The election of two Class I Directors of the Fund (Proposal 1);

     2. To consider and vote upon, if properly presented at the meeting, a stockholder proposal with respect to amending the Fund's bylaws (Proposal 2); and

     3. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

     This meeting is extremely important in light of the announcement by a dissident shareholder, Western Investment Hedged Partners, L.P, ("Western Investment"), an unregistered investment company controlled by Arthur Lipson, of its intention to solicit proxies against the nominees of your Board of Directors. In addition, another dissident shareholder, Larry Lattimore, has also made a stockholder proposal, included in this proxy statement as Proposal 2, which your Board of Directors strongly opposes.

     The Board of Directors of the Fund has fixed the close of business on _____, 2010 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. This Proxy Statement, Notice of Annual Meeting, and proxy card are first being mailed to stockholders on or about _________, 2010.




                                     By Order of the Board of Directors,


                                     Stephanie Kelley
                                     Secretary
____________, 2010





--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                               Valid Signature
            ------------                                               ---------------
            Corporate Accounts
            (1)  ABC Corp.                                             ABC  Corp.,  by [title  of  authorized
                                                                       officer]
            (2)  ABC Corp., c/o John Doe Treasurer                     John Doe
            (3)  ABC Corp. Profit Sharing Plan                         John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                             Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                  Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                 John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                         John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                             BOULDER GROWTH & INCOME FUND, INC.
BOULDER FUNDS                                        2344 SPRUCE STREET, SUITE A
                                                        BOULDER, COLORADO  80302


                         ANNUAL MEETING OF STOCKHOLDERS
                                __________, 2010

                                 PROXY STATEMENT

This proxy statement ("Proxy Statement") for Boulder Growth & Income Fund, Inc., a Maryland corporation ("BIF" or the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for exercise at the Annual Meeting of Stockholders of the Fund to be held on __________, 2010, at 9:00 a.m., ________ Daylight Time (local time), at _____________________, and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card accompany this Proxy Statement. This Proxy Statement, Notice of Meeting and form of proxy are first being mailed to stockholders on _______, 2010. Proxy solicitations may be made, beginning on or about ________, 2010, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, email, facsimile or personal interviews conducted by officers of the Fund and proxy solicitors engaged in the discretion of the Fund. Any cost of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on ______, 2010 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

The Annual Report of the Fund, including audited financial statements for the fiscal year ended November 30, 2009, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling 1-800-331-1710. The report is also viewable online at the Fund's website at
www.boulderfunds.net. The report is not to be regarded as proxy solicitation material.

Boulder Investment Advisers, L.L.C. ("BIA"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302 and Stewart Investment Advisers ("SIA"), Bellerive, Queen Street, St. Peter, Barbados, currently serve as co-investment advisers to the Fund. BIA and SIA are collectively referred to herein as the "Advisers". Fund Administrative Services, L.L.C., serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. ALPS Fund Services, Inc. ("ALPS") acts as the co-administrator to the Fund and is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203. PNC Global Investment Servicing Inc. ("PNC") acts as the transfer agent to the Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

If the enclosed proxy is properly executed and returned by _________, 2010 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR Proposal 1, AGAINST Proposal 2, and in the discretion of the proxy holder on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by delivering a written revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the votes entitled to be cast (without regard to class) as of the Record Date. Each of the outstanding Shares (as defined below) is entitled to cast one vote. In the event that a quorum is not present at the Meeting, the chairman of the meeting may adjourn the meeting to a date not more than 120 days after the Record Date without notice other than an announcement at the meeting. In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

If you hold your common shares in "street name" (that is, through a broker or other nominee), your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the directions provided by your broker or nominee.

The Fund has two classes of stock: common stock, par value $0.01 per share (the "Common Stock"), and preferred stock, par value $0.01 per share (the "Preferred Stock"), 10,000 shares of which have been designated as auction market preferred stock or "AMPS" (the Common Stock and Preferred Stock are collectively referred to herein as the "Shares"). On the Record Date, the following number of Shares of the Fund were issued and outstanding:

             Common Stock                             Preferred Stock
              Outstanding                               Outstanding
             ------------                             ---------------
              25,495,585                                   1,000

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Fund's outstanding Common Stock.

           Name of Owner*             Number of Shares     Number of Shares           Percentage
                                       Directly Owned     Beneficially Owned      Beneficially Owned
------------------------------------- ------------------ ---------------------- -----------------------
Ernest Horejsi Trust  No. 1B*              UPDATE               UPDATE                 UPDATE%
Alaska Trust Company*                        ---                 ---**                 UPDATE%
Stewart West Indies Trust*                   ---                 ---**                 UPDATE%
Aggregate Shares Owned by Horejsi          UPDATE               UPDATE                 UPDATE%
Affiliates (defined below)
Doliver Capital Advisors, LP***              ---                UPDATE                 UPDATE%
------------------------------------- ------------------ ---------------------- -----------------------

* The address of each listed Trust is c/o Alaska Trust Company 1029 West Third Street, Suite 400, Anchorage, AK 99501.

** Excludes shares owned by the Ernest Horejsi Trust No. 1B (the "EH Trust"). Alaska Trust Company ("ATC") is one of three trustees of the EH Trust. ATC is a state-chartered public trust company organized under the laws of Alaska; 98% of its outstanding shares are owned by Stewart West Indies Trust ("SWIT"), an irrevocable trust organized by Stewart R. Horejsi for the benefit of his issue. Douglas Blattmachr, President of ATC, owns 2% of the outstanding shares of ATC. The Directors and officers of ATC are Larry Dunlap (Director), Stephen C. Miller (Vice President and Director), Mr. Blattmachr (President, Chariman and Director), Brandon Cintula (Vice President and Director) and Richard Thwaites, Jr. (Secretary/Treasurer and Director). Together with ATC and Mr. Dunlap, Susan Ciciora is a Trustee of the EH Trust and also one of the beneficiaries of the EH Trust. Ms. Ciciora is a Director of the Fund.

***As stated in Schedule 13G Amendment No. ___ filed with the Securities and Exchange Commission on ___________


The following table sets forth certain information regarding the beneficial ownership of the Preferred Stock as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of such outstanding Preferred Stock.

      Name of Owner            Number of         Number of        Percentage
                                 Shares           Shares         Beneficially
                             Directly Owned    Beneficially          Owned
                                                   Owned
--------------------------- ---------------- ---------------- ------------------
Bank of America                   ---             852++             85.2%++
Corporation, Merrill
Lynch, Pierce, Fenner &
Smith Incorporated and
Blue Ridge Investments,
L.L.C.
--------------------------- ---------------- ---------------- ------------------

++ As stated in Schedule 13G Amendment No. 4 filed with the Securities and Exchange Commission on March 12, 2010.


--------------------------

The EH Trust, ATC and SWIT, as well as other Horejsi affiliated trusts and entities are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraphs has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, ______ shares or ______% of Common Stock outstanding and 1,000 shares or 100% of the Preferred Stock outstanding.

As of the Record Date, the executive officers and directors of the Fund, as a group, owned _________ shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above) and 0 shares of Preferred Stock, representing _______% of Common Stock outstanding and 0% of the Preferred Stock.

In order that your Shares may be represented at the Meeting, you are requested to execute and return the enclosed proxy authorizing the proxy holders to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

The Board is divided into three classes (Class I, Class II, and Class III), each class having a term of three years. Each year the term of one class expires and the successor or successors elected to such class will serve until the Fund's annual meeting of stockholders in the third succeeding year and until their successors are duly elected and qualify. No Class II or Class III Directors are up for election at this Meeting.

The Board has nominated John S. Horejsi and Dean L. Jacobson to stand for election as Class I Directors to serve until the Fund's 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

Under the Fund's charter, Mr. Horejsi is nominated for a seat voted on by the Preferred Stockholders and Dr. Jacobson is nominated for a position voted on by the Common Stockholders and Preferred Stockholders voting together.

Following the unanimous recommendation of its Nominating Committee, the Board unanimously recommends a vote FOR both Mr. Horejsi and Dr. Jacobson because they each have significant experience as directors of closed-end investment companies and, in particular, the Fund, and have dealt skillfully with a broad range of complex issues vis-a-vis the Fund and its affiliated investment companies, including, most recently, the financial crisis which occurred during late 2008.

In December 2009, a stockholder, Western Investment Hedged Partners, L.P, ("Western Investment"), an unregistered investment company controlled by Arthur
D. Lipson, indicated its intent to nominate Daniel K. Osborne for the seat for which the Board has nominated Dr. Jacobson. In response, as has been its practice with all suggested nominees, the Fund's nominating committee (the "Nominating Committee") sought to conduct a background check on Mr. Osborne. The Nominating Committee does this with respect to any director nominee, regardless of the source of the nomination. Background checks include the nominee's credit history and any criminal background, securities and other litigation or enforcement actions and bankruptcies involving the nominee, and also the nominee's business experience, education and diversity of experiences, directorships with other publicly traded or private companies, and the like. In an effort to conduct this background check with respect to Mr. Osborne following his recommendation as a director-nominee by Western Investment, the Nominating Committee made a number of requests to Western Investment and/or Mr. Osborne to provide basic information necessary for the Nominating Committee to conduct its due diligence with respect to Mr. Osborne. Western Investment and/or Mr. Osborne refused to provide certain of the requested information and, consequently, the Nominating Committee decided not to consider Mr. Osborne as a Board nominee, in part because his credentials, background information and credit, criminal and securities industry history could not be independently verified.

The Board of Directors and the Nominating Committee were also reluctant to propose Mr. Osborne as a director because Western Investment, who proposed him, has a history of seeking board seats in other funds and promoting what the Board regards as ill-conceived proposals harmful to the interests of long-term stockholders. The person "sponsoring" Mr. Osborne, Arthur Lipson/Western Investment, has a history of engaging in hostile tactics with various closed-end fund managers in order to seek short-term gains at the expense of long-term stockholders. For example, with Tri-Continental Corp., Mr. Lipson attempted to replace the board of directors and advocated short-term changes the fund's board regarded as not in the fund's long term interests; with DWS Global Commodities Stock Fund, where he advocated converting the the fund to an exchange-traded fund, or exchange-traded note, or as a last resort open-ending or liquidating the fund and stated publicly that he was simply "playing the discount to narrow"; with MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, he sought to promote a short-term strategy. Such proposals for short-term gains are contradictory to the stated purposes of the Fund with its focus on long-term total return for all stockholders. The Board believes that it is unclear whether Mr. Osborne would take direction from Western Investments or would act on behalf of all holders, and therefore believes that election of Mr. Osborne could be harmful to stockholder interests.

It is not clear when or whether Western Investments will solicit proxies authorizing votes for Mr. Osborne. However, the Nominating Committee and the Board unanimously recommends that stockholders not execute any proxy sent by Western Investments and instead vote FOR Dr. Jacobson.

INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the Board of Directors:

     Name                      Age    Director     Current Term Expires             Position
                                      Since
     ------------------------- ------ ------------ -------------------------------- ----------
     Independent Directors
        Joel W. Looney         48     2002         2011                             Chairman
        Richard I. Barr        72     2002         2012                             Director
        Dr. Dean Jacobson      71     2006         Current nominee.  If elected,    Director
                                                   term expires in 2013.
     Interested Directors
        Susan L. Ciciora       45     2006         2012                             Director
        John S. Horejsi        42     2004         Current nominee.  If elected,    Director
                                                   term expires in 2013.



INFORMATION ABOUT THE DIRECTORS' QUALIFICATIONS, EXPERIENCE, ATTRIBUTES AND SKILLS.

The Board believes that each of the Directors have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure. Each Director has substantial business and professional background and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them. Certain of these business and professional experiences are set forth in detail in the narratives below. In addition, each Director has served on boards for investment companies and organizations other than the Fund, as well as having served on the Board of the Fund for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board and individual Directors is reviewed.

Below is information concerning each particular Director and certain of their pertinent qualifications, experience, attributes and skills. The information provided below, and in the chart above, is not all-inclusive. Many of the Directors' attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and belief in the long-term investment approach of the Fund, the ability to work together collaboratively, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions. In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate qualifications, skills, attributes and experience to continue to serve effectively as Directors of the Fund.

The Directors' respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302. Mr. Horejsi and Ms. Ciciora are each considered "interested persons" because of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS. The following sets forth the backgrounds and business experience of the Directors:

     Joel W. Looney, Director and Chairman of the Board. Mr. Looney joined the Board in 2002 and sits on the boards of three other closed-end investment companies affiliated with the Fund - the Boulder Total Return Fund ("BTF") since 2001, The Denali Fund ("DNY") since 2007, and First Opportunity Fund since 2003 ("FF"; together, the "Affiliated Funds"). Mr. Looney has significant financial, accounting and investment knowledge and experience. He holds a Certified Financial Planner ("CFP") designation and, since 1999, has been a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, KS ("FMG"). Mr. Looney is a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas and holds FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications. Prior to his current position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 to 1999) and also served as vice president and CFO for St. John's Military School in Salina, Kansas (1986 to1995). From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust. Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University.

     Richard I. Barr, Director. Mr. Barr joined the Board in 2002 and sits on the boards of each of the three Affiliated Funds; BTF since 1999, DNY since 2007, and FF since 2001. Mr. Barr has extensive business, executive and board experience including positions as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers, including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars. In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary's Food Bank.

     Dr. Dean Jacobson, Director. Dr. Jacobson joined the Board in 2006 and sits on the boards of each of the three Affiliated Funds; BTF since 2004, DNY since 2007, and FF since 2003. He has significant executive and business experience and extensive academic qualifications. Since 1985, Dr. Jacobsen has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions). He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present), Arizona State University Foundation, (1999 to 2009) and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present). He is a Professor Emeritus at Arizona State University ("ASU") and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of
     Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles ("UCLA") (1964 to 1969) and the University of Notre Dame ("Notre Dame") (1957 to 1963). Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications. He holds two patents and a number of professional and business designations. He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA.

     Susan L. Ciciora, Director. Ms. Ciciora joined the Board in 2006 and sits on the boards of each of the three Affiliated Funds; BTF since 2001, DNY since 2007 and FF since 2003. She has extensive board experience as one of three trustees of the Lola Brown Trust No. 1B since 1994 and the Ernest Horejsi Trust No. 1B since 1992. Ms. Ciciora has other business experiences, including various executive positions with a mid-west welding supply company and a custom home construction company. She also has served as a director of the Horejsi Charitable Foundation, Inc. since 1997. She holds a B.S. from the University of Kansas.

     John S. Horejsi, Director. Mr. Horejsi joined the Board in 2004 and sits on the boards of each of the three Affiliated Funds; BTF and FF since 2006 and DNY since 2007. Mr. Horejsi has both executive and business experience. He has been involved in a number of business ventures, including as manager of a record label and music production company, various positions with a mid-west regional welding supply business and as part owner and driver for an automobile racing team. Mr. Horejsi also has board experience outside of the Funds as a director of the Horejsi Charitable Foundation, Inc. (since
     1997). Mr. Horejsi previously held a commercial real estate license in California. Mr. Horejsi holds a B.S. from the University of Kansas.

OFFICERS. The names of the executive officers of the Fund are listed below. Each officer was elected by the Board at a meeting held on April 24, 2009. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

     Stephen C. Miller,  President.  Age: 57. Mr.  Miller is (and has been since
     2002) president of the Fund. He was a director from 2002 to 2004 and chief compliance officer from 2004 to 2007. He is also president of and general counsel to BIA (since 1999); manager of Fund Administrative Services, LLC ("FAS") (since 1999); and vice president of SIA (since 1999). Mr. Miller was a director of BTF from 1999 to 2004 and is its current president (since
     1999); a director and chairman of FF from 2003 to 2004 and is its current president (since 2003); and is DNY's current president (since 2007). Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992. Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for those affiliates. Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and "of counsel" status with the law firm of Krassa & Miller, LLC. Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver.

     Carl D. Johns,  Vice  President.  Age: 47. Mr. Johns is (and has been since
     2002) the Fund's chief financial officer, chief accounting officer, vice president and treasurer. He is also vice president and treasurer of BIA (since 1999); assistant manager of FAS (since 1999); and vice president, treasurer, chief financial officer and chief accounting officer of each of the Affiliated Funds: BTF since 1999, FF since 2003 and DNY since 2007. Prior to his current position with BIA, he spent seven years with the firm of Flaherty & Crumrine, a registered investment adviser in Pasadena, California, which managed preferred stock portfolios. Mr. Johns holds a B.S. in Mechanical Engineering and a M.S. in Finance, both from the University of Colorado.

     Joel L. Terwilliger, Chief Compliance Officer. Age: 41. Mr. Terwilliger is (and has been since 2007) the Fund's chief compliance officer, and associate general counsel since 2006. He is (and has been since 2007) the chief compliance officer for BIA, SIA, FAS and each of the Affiliated Funds. Prior to his employment with FAS, Mr. Terwilliger was employed from 2002 to 2006 as senior associate/legal counsel for Great West Life & Annuity Insurance Company ("Great-West") in Greenwood Village, Colorado. At Great-West, Mr. Terwilliger served primarily as a business and securities law attorney responsible for complex financial services negotiations and contracts. Mr. Terwilliger holds a B.A., J.D., and LL.M. from the University of Georgia.

     Stephanie J. Kelley,  Secretary. Age: 53. Ms. Kelley is (and has been since
     2002) the Fund's Secretary. She also serves as secretary for each of the Affiliated Funds: BTF since 2000, FF since 2003 and DNY since 2007. Ms Kelley also serves as assistant secretary and assistant treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999. Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

     Nicole L. Murphey, Vice President and Assistant Secretary. Age: 33. Ms. Murphey is (and has been since 2008) a vice president of the Fund, and assistant secretary since 2002. She is also vice president (since 2008) of each of the Affiliated Funds and assistant secretary for BTF since 2000, FF since 2003 and DNY since 2007. Ms. Murphey is also assistant treasurer of FAS and has been an employee of FAS since 1999. Ms. Murphey holds a B.A. from the University of Colorado.

Unless otherwise specified, the Officers' respective addresses are c/o Boulder Growth & Income Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

Set forth in the following table are the nominees for election to the Board together with the dollar range of equity securities beneficially owned by each Director as of the Record Date, as well as the aggregate dollar range of the Fund's equity securities in all funds overseen in a family of investment companies (i.e., other funds managed by the Advisers).

                           OWNERSHIP OF SECURITIES OF THE FUND BY DIRECTORS
---------------------------------------------------------------------------------------------------------
-------------------------------------- -------------------------------- ---------------------------------
 Independent Directors and Nominees        Dollar Range of Equity          Aggregate Dollar Range of
                                           Securities in the Fund        Equity Securities in All Funds
                                                                          in the Family of Investment
                                                                                   Companies
-------------------------------------- -------------------------------- ---------------------------------
           Richard I. Barr                        $ UPDATE                       Over $ UPDATE
           Joel W. Looney                         $ UPDATE                       Over $ UPDATE
          Dean L. Jacobson                        $ UPDATE                       Over $ UPDATE
-------------------------------------- -------------------------------- ---------------------------------
  Interested Directors and Nominees
-------------------------------------- -------------------------------- ---------------------------------
           John S. Horejsi                     Over $ UPDATE +                   Over $ UPDATE
          Susan L. Ciciora                     Over $ UPDATE +                   Over $ UPDATE
---------------------------------------------------------------------------------------------------------

+ UPDATE Shares of the Fund are held by the EH Trust. Ms. Ciciora is a trustee and beneficiary under the EH Trust and John Horejsi is a beneficiary under the EH Trust. Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of the Shares held by the EH Trust. Ms. Ciciora directly owns UPDATE shares of the Fund. Mr. Horejsi does not directly own any shares of the Fund.


---------------------------

None of the Independent Directors (i.e., directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "Act")) (the "Independent Directors"), or their family members owned beneficially or of record any securities of the Advisers or any person directly or indirectly controlling, controlled by, or under common control with the Advisers.

DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Directors for the fiscal year ended November 30, 2009. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Independent Directors receive reimbursement for travel and other out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

                                              Aggregate
                                             Compensation
Name of Person and Position with the        from the Fund       Total Compensation from
Fund                                           Paid to         the Fund and Fund Complex
                                              Directors            Paid to Directors
----------------------------------------- ------------------- ----------------------------
Joel W. Looney, Director and Chairman          $28,500                 $ UPDATE
of the Board                                                           (4 funds)

Richard I. Barr, Director                      $22,500                 $ UPDATE
                                                                       (4 funds)

Dr. Dean Jacobson, Director                    $22,500                 $ UPDATE
                                                                       (4 funds)

Susan L. Ciciora, Director                        $0                      $0

John S. Horejsi, Director                         $0                      $0

------------------------------------------------------------------------------------------



Each Director of the Fund who was not a director, officer or employee of one of the Advisers, or any of their affiliates, receives a fee of $8,000 per annum plus $3,000 for each in-person meeting, $500 for each audit committee meeting and $500 for each telephonic meeting of the Board. The chairman of the Board and the chairman of the audit committee each receive an additional $1,000 per meeting. The Board held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2009. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended November 30, 2009 amounted to $73,500.


                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Fund's audit committee ("Audit Committee") is to assist Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent accountants' qualifications and independence and the performance of the Fund's independent accountants. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on January 23, 2002 and most recently amended the Charter on January 29, 2010 to comply with recent changes in corporate governance provisions affecting registered investment companies generally and the Fund specifically. A copy of the Audit Committee Charter is available on the Fund's website at www.boulderfunds.net.

The Audit Committee is composed entirely of the Fund's Independent Directors, consisting of Messrs. Barr, Jacobson and Looney. The Board has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under SEC Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees; including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met twice during the fiscal year ended November 30, 2009.

In connection with the audited financial statements as of and for the period ended November 30, 2009, included in the Fund's Annual Report for the period ended November 30, 2009 (the "Annual Report"), at meetings held on January 25, 2010 and January 29, 2010, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor's Communication with Those Charged With Governance, effective December 15, 2006.

The  members  of the  Audit  Committee  are not  professionally  engaged  in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Directors: Richard I. Barr, Dean L. Jacobson, and Joel W. Looney.

NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") consisting of Messrs. Looney, Jacobson and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created and also in certain circumstances where a person may be proposed as a director-nominee by a stockholder. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met ___ times during the fiscal year ended November 30, 2009. The Board of Directors has adopted a charter for the
Nominating Committee that is available on the Fund's website, www.boulderfunds.net.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include investment philosophy, judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice the Committee typically considers the overall diversity of the Board's composition when identifying candidates. Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund's characteristics and circumstances and how those skill sets might complement each other. The Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision making process.

The Nominating Committee will consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in Nominating Committee charter and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s). Such recommendations should be forwarded to the Secretary of the Fund.

The Fund does not have a compensation committee.


            ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

COMMUNICATIONS WITH THE BOARD. Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention. The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund who were Directors at the time attended the April 24, 2009 Annual Meeting of Stockholders.

ROLE OF THE BOARD.  The business  and affairs of the Fund are managed  under the direction of the Board. Like most closed-end investment companies, the day-to-day responsibility for the management and operation of the Fund is the responsibility of its various service providers, such as the Advisers and their portfolio managers, and the Fund's co-administrators, custodian and transfer agent. The Board has elected various senior individuals employed by certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's operations. In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund's operations. For example, the treasurer provides reports as to financial reporting matters and portfolio managers report on the performance of the Fund's portfolios. The Board has appointed a chief compliance officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board Meetings" which typically are held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between formal "Board Meetings", to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

BOARD LEADERSHIP STRUCTURE. The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. It has established four standing committees, the Audit Committee and Nominating Committee (each as described above) and a Pricing Committee and an Executive Committee (defined below) (together, the "Committees"). Sixty percent of the members of the Board are Independent Directors, which are Directors not affiliated with the Advisers or their affiliates, and each Committee is comprised entirely of Independent Directors. The Board has determined that the Committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors from management, including the Advisers. Where deemed appropriate, from time to time, the Board may appoint ad hoc committees.

The Board's chairman is an Independent Director who acts as the primary liaison between the Independent Directors and management (the "Independent Chairman"). The Independent Chairman plays an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board. The Independent Chairman also serves as chairman of the Executive Committee, which is comprised of all of the Independent Directors (the "Executive Committee"). The Executive Committee meets regularly, providing a forum for the Independent Directors to meet in separate session, with or without independent counsel, to deliberate on matters relevant to the Fund. The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. The Board has determined that the structure of the Independent Chairman and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

BOARD OVERSIGHT OF RISK MANAGEMENT. As an integral part of its responsibility for oversight of management of the Fund, the Board oversees risk management of the Fund's investment programs and business affairs. The Board has emphasized to management and the Advisers the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers. The

Board exercises oversight of the risk management process primarily through the Audit Committee and Executive Committee, and through oversight by the Board itself.

As part of its  oversight  function,  the Board of  Directors  receives  various reports relating to risk management. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks. The process of "risk management" seeks to identify and address "risks", that is, events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. Under the Board's overarching supervision, the Fund, management, Advisers, FAS and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed by different service providers and with respect to different types of risks. Various personnel, including the Fund's CCO as well as various personnel of the Advisers and other service providers such as the Funds' independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. For example, the audit committee meets regularly with the CCO to discuss compliance and operational risks and with the Fund's treasurer and independent public accounting firm to discuss, among other things, the internal control structure of the Fund's financial reporting function. In addition, the full Board regularly receives reports from the Advisers and their portfolio managers as to investment risks. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not of active involvement in, or coordination of, day-to-day risk management activities for the Fund.

LEGAL PROCEEDINGS. None of the Directors or executive officers of the Fund have been involved in any of the following events during the past ten years:

     (o) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (o) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (o) Any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

     (o) Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulation (including any settlement of such actions other than in connection with a civil proceeding among private parties);

     (o) Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organizations;

     (o) Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (o) Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Vote Required. The election of Dr. Jacobson as a Director of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock and Preferred Stock, voting together as a single class, at the Meeting in person or by proxy on Proposal 1. The election of Mr. Horejsi as a Director of the Fund will require the affirmative vote of a plurality of the votes cast by the holders of the Preferred Stock at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF BOTH OF THE NOMINEES.

                                   PROPOSAL 2

                      STOCKHOLDER PROPOSAL TO AMEND BYLAWS

The following stockholder proposal has been submitted to the Fund for action at the meeting by Larry Lattimore(1):

          RESOLVED, Pursuant to Article XIII of the amended and restated bylaws ("Bylaws") of Boulder Growth & Income Fund, Inc. ("BIF"), the stockholders of BIF hereby amend the Bylaws to add the following new
          Article XIV:

          "ARTICLE XIV VALUATION OF SECURITIES - If it shall be determined by a federal or state court or regulatory authority that the Corporation, in connection with its determination of net asset value as of any fiscal quarter in 2008 or 2009, has overvalued an aggregate of no less than $1,000,000 of the auction rate preferred securities it holds, by a margin of greater than 5%, then the Board shall, subject to its fiduciary duties, terminate the Corporation's investment advisory agreement as soon as reasonably practicable."

Supporting Statement: Fellow stockholders, I have serious concerns with the valuations BIF has been applying to the Auction Rate Preferred Securities ("ARPS") it holds, and believe these securities may have been significantly over-valued by BIF. If BIF over-states the fair market value of the ARPS,

     o Management fees are improperly inflated because these fees are based on the value of assets under management;

     o Reported performance is misleadingly inflated because the price decline of these assets is not accurately reflected in performance calculations.

BIF maintains a significant portion of its assets in ARPS. The market for ARPS collapsed in early 2008, resulting in an extremely limited secondary market. By BIF's own admission, it is unclear when, or if, the market for these securities will return. A holder who needed to sell these securities would have been required to sell them at a significant discount. By way of example, a closed-end fund disclosed in its 2008 annual report that it had repurchased shares of its ARPS at 65% of par in October 2008.

Despite this fundamental change in the market for ARPS in 2008 and 2009, BIF has consistently valued these securities at or near face value, when, I believe, it was widely known that their fair market valued were significantly less than face value. ARPS have represented as much as 15% of BIF's assets. If these securities were overvalued, then BIF's purported returns are materially overstated and BIF has significantly overpaid management fees to BIF's investment adviser. Following the February 2008 auction failures and consequent market collapse of the ARPS market, BIF valued its ARPS as follows:

Date                            Principal Amount ($)         Valuation
                                                             (% of Face Value)
February 29, 2008               $17,900,000                  100%
May 31, 2008                    $17,900,000                  100%
August 31, 2008                 $17,900,000                  100%
November 30, 2008               $11,675,000                  100%
February 28, 2009               $11,147,500                  98%
May 31, 2009                    $10,750,000                  98%
August 31, 2009                 $  9,050,000                 98%


During these periods, affiliates of BIF's investment advisor sold 138,800 BIF common shares. The proposed amendment would require the Board to terminate the investment advisory agreement, subject to its fiduciary duties, as soon as reasonably practicable, if it is determined by a federal or state court or regulatory body that BIF has overpriced the ARPS it holds, as described in the amendment.

Please vote FOR this proposal.

MANAGEMENT'S STATEMENT IN OPPOSITION TO STOCKHOLDER PROPOSAL:

The Board of Directors unanimously recommends that stockholders vote AGAINST Proposal 2.

-------------------------------------------
(1) Mr. Lattimore satisfied Rule 14a-8's requirement of being a record or beneficial owner of Shares of common stock with a market value of at least $2,000 and having held such Shares for at least one year at the time of his submission of a stockholder proposal. Mr. Lattimore's address is 5602 Hardegan Street, Indianapolis, IN 46227.

Here are the facts: During the 18-months cited by Mr. Lattimore above, the Fund liquidated $8.85 million par value of its ARPS for $8.85 million through issuer redemptions. That's 100 cents on every dollar. 100 percent of par value. 100 percent of what the Fund originally paid for the ARPS (not including the dividends received while holding the ARPS). These redemptions liquidated approximately 50% of the ARPS that the Fund held at the end of February 2008 when the ARPS market froze. Issuers of ARPS effected these redemptions for various reasons, including partial and complete de-leveraging, as well as for the purpose of securing replacement leverage. During this period, all closed-end fund ARPS redemptions occurred at par (i.e., 100 cents on the dollar of face value) and occurred at a frequency far surpassing secondary market transactions. By the end of 2008, redemptions had become less frequent and a larger number of reported secondary transactions occurred at below face value. In response to these events, in January 2009 the Fund began valuing its ARPS at below face value, while at the same time recognizing the high-quality and security of the investment. The Board of Directors strongly believes that, at all times, the valuations applied to the ARPS have been appropriate.

By way of background on the ARPS market, the Advisers are intimately familiar with ARPS because the Fund is an issuer of ARPS. ARPS are issued by closed-end funds as a means of leveraging. ARPS are perpetual preferred stocks which have an auction feature, whereby dividend rates are determined in a Dutch Auction process held periodically (e.g., every 7 or 28 days). The auction process started failing in February, 2008, when undercapitalized broker-dealers (which included Bear Stearns and Lehman Brothers, both of which no longer exist as independent companies) stopped buying ARPS and simultaneously seemed to be selling any inventory they had at the time. In addition, these broker-dealers withheld this information on building illiquidity from buyers and sellers (including the Fund).

The Advisers divide ARPS into two baskets. The first basket contains ARPS issued by closed-end funds. The second basket contains ARPS issued by municipalities, student loan companies, tax-exempt entities such as hospitals and museums, and similar institutions. Virtually all closed-end funds have (or had) a AAA rating on ARPS they issued. Many other issuers of ARPS have lower ratings, some of which are sub-investment grade. Many of the ARPS in the second basket are in trouble because they are collateralized with suspect assets (e.g., CDOs, sub-prime loans and mortgages and other toxic assets). Many of these ARPS are currently failing due to the deterioration of the underlying assets, have defaulted or have been downgraded and thus are appropriately subject to significant impairment. The Fund does not own any ARPS in the second basket. In contrast, ARPS issued by closed-end funds are collateralized with diversified assets at the 200% ratio mandated by the Act. In addition, the ARPS the Fund holds continue to be rated AAA by at least one national rating agency. The AAA rating requires issuers to maintain certain asset coverage ratios that are often more onerous than the ratios required under the Act. All of the ARPS held by the Fund are issued by closed-end funds, are AAA rated, continue to pay dividends at the contractual rate (which presently is significantly greater than the yield on U.S. Treasuries) and are backed by high-quality collateral at the minimum coverage ratio of 200% and as required by the respective rating agencies. Under the terms of the ARPS held by the Fund, if the asset coverage dips below the 200% minimum (or the ratio required by the rating agency), the issuer is required to redeem a corresponding number of its ARPS at par so that the issuing fund comes back into compliance. There is a big difference between the ARPS held by the Fund and the faltering ARPS in the second basket.

Under the Act, the Fund must value its portfolio securities by using the market value of the securities when market quotations for the securities are readily available. When market quotations are not readily available (as is currently the case with ARPS), the Act requires that the Fund's Board of Directors determine, in good faith, the fair value of the securities. Accordingly, the Board has implemented comprehensive policies and procedures for the Fund with respect to valuing its "fair value securities" and has established a Pricing Committee to oversee the valuation of the Fund's portfolio securities. The Board believes that these policies and procedures conform with all applicable rules, regulations and financial accounting standards with respect to the valuation of securities, as well as industry best practices. The Board also believes that its active oversight of the valuation of the Fund's portfolio securities effectively mitigates the conflict of interest cited by Mr. Lattimore in his Proposal - that the Advisers would seek to inflate the value of ARPS in order to increase fees and overstate returns. Stockholders must recognize, however, that valuing securities for which market quotations are not readily available (such as the ARPS) requires consideration of the facts and circumstances of each particular situation and involves the judgment of the members of the Board of Directors. Given the subjective evaluations made by fund boards in valuing "fair value securities", it is not uncommon for different funds to value the same security at different prices.

The Board believes that the Proposal's arbitrary call for mandatory termination of the Advisers based on a subjective valuation issue is an irrational proposition that would ultimately hurt the Fund's stockholders should it ever be implemented. As noted above, under the Act the valuation of fair value securities is a matter that is reserved for the Board of Directors, and the Board believes that it effectively oversees the valuation of the Fund's portfolio securities and polices any related conflicts of interest. The Proposal seeks to substitute the judgment of the Directors, who have been elected by the stockholders to act in a manner they reasonably believe is in the best interest of the Fund, with the judgment of judicial or regulatory authorities with respect to the valuation of ARPS. Recognizing that the valuation of illiquid securities is inherently subjective and that reasonable persons can reach different valuation determinations on the identical facts, the Board is concerned that adopting the Proposal could lead to frivolous litigation challenging the valuation of the ARPS. This type of litigation may be initiated by activist closed-end fund investors seeking to implement short-term strategies that are detrimental to long-term stockholders, and any such litigation would likely be costly for the Fund and a distraction to the Advisers. In addition, the Board has serious questions regarding the legality or enforceability of the Proposal.

If the Proposal is approved by stockholders, it is ambiguous as to how it should be implemented or administered. The Proposal would amend the Fund's bylaws to require the Board to terminate the Fund's investment advisory agreement upon the occurrence of certain conditions relating to the valuation of its holdings. The mandate is qualified entirely by the Board's duties to the Fund. Under Maryland law, each Director, among other things, has the duty to act in a manner that he or she reasonably believes is in the best interest of the Fund. So, in accordance with the proposed bylaw's terms, the Board must terminate the investment advisory agreement only if the Directors determine that termination of the agreement is in the best interests of the Fund. It is unclear, then, what the proposed bylaw requires that is different from compliance with the standard of conduct already required of each member of the Board by Maryland law.

For the reasons stated above, the Fund reserves the right to challenge the enforceability of the Proposal if it is approved by stockholders.

Vote Required. Approval of Proposal 2 requires the affirmative vote of a majority of all the votes entitled to be cast on the matter.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "AGAINST" PROPOSAL 2.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2011 annual meeting of stockholders, the stockholder proposal must be received by the Fund not later than _______, 2010. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials. Additionally, approval of a stockholder proposal by the Fund's holders of Shares may still be subject to review, including whether such proposal(s) is legal or comports with general rules and regulations governing the operations of the Fund.

     Pursuant to the Fund's bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) proposed by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 P.M. Mountain Time, not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above. Stockholders wishing to make proposals should refer to the Fund's bylaws for proper procedures and notice content.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on November 2, 2009, the Audit Committee, consisting of those Directors who are not "interested persons" (as defined in the Act), selected Deloitte & Touche LLP ("Deloitte") of Denver, Colorado, as the Fund's independent registered public accounting firm for the Fund's fiscal year ending November 30, 2010. Deloitte served as independent accountants for the Fund's fiscal years ended November 30, 2008 and November 30, 2009. A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund's fiscal years ended November 30, 2008 and November 30, 2009.

 Fiscal Year Ended        Audit Fees       Audit-Related Fees       Tax Fees*         All Other Fees+
--------------------- -------------------- -------------------- ------------------- --------------------
     11/30/2008             $27,350                $0                 $7,250              $5,000

     11/30/2009             $27,000                $0                 $7,250              $5,000

* "Tax Fees" are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund's income tax returns, excise tax returns and Maryland property tax returns.

+ This fee pertains to those fees billed to the Fund by Deloitte in connection with their agreed-upon procedures reports under the terms of the Preferred Stock.

     The Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent accountants to the Fund, and all non-audit services to be provided by the independent accountants to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Funds' investment adviser that provide on-going services to each Fund ("Affiliates"), if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended November 30, 2008 and November 30, 2009 were pre-approved by the Audit Committee.

     Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund. For the Fund's fiscal year ended November 30, 2009, Deloitte did not provide any non-audit services or bill any fees for such services to the Fund's investment adviser or any Affiliates. For the twelve months ended November 30, 2009, the Horejsi Affiliates paid $0 to Deloitte for their services. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the independent accountants' independence.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the Act require the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it received and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An uninstructed proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the result of the vote in the election of directors in Proposal 1 and will have the effect of a vote against Proposal 2.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Fund does not intend to present any other business at the Meeting; however this is subject to change based on developments at the Meeting.






--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
                                  BOULDER FUNDS

                                      PROXY


                       BOULDER GROWTH & INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at _________________, ___________________ at 9:00 a.m., _______ Daylight Time
(local time), on ________, 2010, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Nominee for Director in Proposal 1 and `AGAINST" Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy. The undersigned hereby revokes any proxy previously given with respect to the Meeting.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR IN PROPOSAL 1 AND
"AGAINST" PROPOSAL 2. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER
MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ----------------------------------------------------------- ----------- -------------------- ------------------------
1.           Election of Directors:  Nominee is Dr. Dean L. Jacobson.    FOR____     WITHHOLD_____
------------ ----------------------------------------------------------- ----------- -------------------- ------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
ELECTION OF THE NOMINEE.

------------ ----------------------------------------------------------- ----------- -------------------- ------------------------
             To approve an amendment to the bylaws regarding termination  FOR____     AGAINST___           ABSTAIN ___
 2.          of the advisers.
------------ ----------------------------------------------------------- ----------- -------------------- ------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "AGAINST"
THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

----------------------------------------------------------------------------------------------------------------------------------


CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.  _____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------

                                [AMPS PROXY CARD]



                                      PROXY


                       BOULDER GROWTH & INCOME FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of the Taxable Auction Market Preferred Stock ("AMPS") of Boulder Growth & Income Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at ___________________, ________________ at 9:00
a.m.. ________ Daylight Time (local time), on _____, 2010, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the Nominees for director in Proposal 1 and `AGAINST" Proposal 2. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement (the terms of each of which are incorporated by reference herein). A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies under this Proxy. The undersigned hereby revokes any proxy previously given with respect to the Meeting..


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "AGAINST" PROPOSAL 2. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposals.


------------ ----------------------------------------------------------- ----------- -------------------- ------------------------
1.           Election   of   Directors:   Nominees   are  Dr.  Dean  L.  FOR____     WITHHOLD_____        FOR ALL EXCEPT ____
             Jacobson and  John S. Horejsi
------------ ----------------------------------------------------------- ----------- -------------------- ------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
ELECTION OF ALL THE NOMINEES.

------------ ----------------------------------------------------------- ----------- -------------------- ------------------------
             To approve an amendment to the bylaws regarding termination  FOR____     AGAINST ____         ABSTAIN ___
2.           of the advisers
------------ ----------------------------------------------------------- ----------- -------------------- ------------------------

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "AGAINST"
ELECTION OF THIS PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

----------------------------------------------------------------------------------------------------------------------------------


CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON.  ____

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------